UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05793
Morgan Stanley Municipal Income Opportunities Trust II
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036 (Address of principal executive offices)	(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: February 28, 2009
Date of reporting period: August 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust II performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the six months ended August 31, 2008

Market Conditions

The financial markets remained volatile throughout the six-month reporting period. Credit issues stemming from the subprime mortgage market collapse in 2007 persisted, concerns of an economic recession grew, and escalating food and energy prices drove inflation higher.

Prior to the start of the period, the Federal Reserve (the “Fed”) had begun implementing various measures to support the market and the economy, including several reductions in the target federal funds rate. Yet by March, these accommodative efforts had yet to result in a noticeable improvement in market conditions. Then turbulence increased significantly mid-month when news that Bear Stearns, on the brink of failure, was to be rescued by JPMorgan Chase, which further eroded investor confidence. The Fed helped facilitate the buyout and made one last reduction in interest rates, bringing the target federal funds rate to 2.0 percent in late April. By that time, market conditions had stabilized somewhat and performance improved through May. In June, however, the market retreated again following news of additional credit writedowns by various financial institutions and growing concerns about the weakening economy.

The tentative environment led investors to favor high-quality securities over riskier assets, resulting in sporadic rallies in the U.S. Treasury market. High-grade municipal bonds, however, outperformed Treasuries for the overall period, with yields on 30-year AAA rated municipal bonds declining from 5.14 percent to 4.71 percent and yields on similarly rated one-year municipals falling from 2.25 percent to 1.58 percent. Accordingly, the spread between these long-term and short-term yields widened from 289 basis points to 313 basis points. The 30-year municipal-to-Treasury ratio, which measures the relative attractiveness of the two sectors, decreased from 116 percent to 107 percent — still well above “normal” levels. The decline in the ratio during the period indicates that municipals outpaced Treasuries while becoming relatively more expensive. As would be expected in the risk-averse environment, the high-yield municipal market did not perform as well as high-grade municipals. Over the course of the period, high-yield municipal credit spreads widened from 243 basis points to 306 basis points. Much of the spread widening that occurred was attributable to technical, rather than fundamental factors. In our view, the underlying credit fundamentals of the market remained sound. However, the credit downgrades of monoline bond insurers during the period caused them to fall out of favor with both investors and underwriters. As a result, most of the new issues coming to market were uninsured. This increase in uninsured paper was the primary cause of the spread widening.

Performance Analysis

For the six-month period ended August 31, 2008, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust II (OIB) increased from $8.01 to $8.03 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.255 per share, the Fund’s total NAV return was 3.37 percent. OIB’s value on the New York Stock Exchange (NYSE) moved from $8.15 to $7.88 per share during the same period. Based on this change plus reinvestment of dividends, the Fund’s total market return was −0.30 percent. OIB’s NYSE market price was at a 1.87 percent discount to its NAV. During the fiscal period, the Fund did not purchase and retire shares of common stock. Past performance is no guarantee of future results.

Monthly dividends for the third quarter of 2008, declared in July, were unchanged at $0.0425 per share. The dividend reflects the current level of the Fund’s net investment income. OIB’s level of undistributed net investment income was $0.066 per share on August 31, 2008 versus $0.068 per share six months earlier.1

The Fund’s emphasis on high-yield municipals bonds, which represented more than two-thirds of portfolio assets, held back performance during the period as the increasingly risk-averse environment led this sector of the market to lag the high-quality sector. Other detractors from performance included continued weakness in the tobacco bond sector and an underweighted exposure to the utility sector, which performed relatively well during the period.

Other investments, however, helped enhance the Fund’s performance. An overweight allocation to health care, coupled with strong security selection in the sector, were additive to returns, particularly within the life care (CCRC) sub-sector. Security selection within the industrial development revenue/pollution control revenue (IDR/PCR) sector was also beneficial. The Fund’s lack of airline bond investments within the sector was particularly advantageous as rising fuel costs have put considerable pressure on the airline industry. Lastly, the Fund’s pre-refunded holdings helped boost returns. These short-term securities benefited from a steepening in the municipal yield curve as rates on the front end of the curve declined more so than those on the long end of the curve.

The Fund’s duration2 was relatively unchanged during the review period, remaining neutral to slightly longer, and therefore had little impact on performance. Sector exposure was relatively unchanged as well. The Fund’s investments remained well-diversified across a broad range of sectors, the largest weightings of which were in the life care, special tax districts, hospital, and IDR/PCR sectors as of the end of the period.

OIB’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

2 A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

TOP FIVE SECTORS as of 08/31/08
Life Care	29.3%
Special Tax Districts	17.2
Hospital	15.2
IDR/PCR**	8.9
Refunded	7.6

LONG-TERM CREDIT ANALYSIS as of 08/31/08
Aaa/AAA	5.4%
Aa/AA	1.2
A/A	3.2
Baa/BBB	12.3
Ba/BB or Less	9.5
NR	68.4

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 08/31/2008
Florida	11.9%
Pennsylvania	8.9
Texas	8.0
Illinois	7.9
California	7.1
New Jersey	6.4
Virginia	6.0
New York	5.6
Maryland	3.7
Colorado	3.2
Ohio	3.1
Nevada	2.9
Michigan	2.6
Massachusetts	2.5
Kansas	2.4
South Carolina	2.3
Missouri	2.2
Arizona	2.2
Hawaii	1.8
Connecticut	1.7
Minnesota	1.5
Tennessee	1.5
Georgia	1.5
Wisconsin	1.4
Washington	1.3
Oklahoma	1.2
Alabama	1.0
Louisiana	1.0
Iowa	0.9
New Mexico	0.7
North Carolina	0.6
West Virginia	0.6
District of Columbia	0.5
Maine	0.4
Indiana	0.4
North Dakota	0.3
Mississippi	0.3

Total Long-Term Investments	107.5
Short-Term Investment	0.4
Liability for Floating Rate Note Obligations	(9.7)
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

** Industrial Development Revenue/Pollution Control Revenue.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and Long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser and the administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the “Lipper Report”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and “float” benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund (“soft dollars”). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited)

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (107.5%)
	Alabama (1.0%)
$1,000	Colbert County Northwest Health Care Authority, Helen Keller Hospital Ser 2003	5.75%	06/01/27	$956,380
400	Cullman Medical Park South Medical Clinic Board Ser 1993 A	6.50	02/15/23	400,040

				1,356,420

	Arizona (2.2%)
1,125	Pima County Arizona Industrial Development Authority, Constellation Schools Ser 2008	7.00	01/01/38	1,064,205
800	Pima County Arizona Industrial Development Authority, Water and Wastewater Global Water Resources LLC Ser 2007 (AMT)	6.55	12/01/37	715,736
500	Pinal County Electrical District # 4, Electric System Ser 2008	6.00	12/01/38	492,060
575	Scottsdale Industrial Development Authority, Scottsdale Healthcare Refg Ser 2008 A	5.25	09/01/30	553,024

				2,825,025

	California (7.1%)
1,950	California County Tobacco Securitization Agency, Gold County Settlement Funding Corp Ser 2006	0.00	06/01/33	275,087
320	California Municipal Finance Authority Educational Facility, Ser 2008 A (a)	5.875	07/01/28	314,093
500	California Statewide Communities Development Authority, California Baptist University Ser 2007 A	5.50	11/01/38	439,245
575	California Statewide Communities Development Authority, Daughters of Charity Health Ser 2005 A	5.00	07/01/39	491,039
500	California Statewide Communities Development Authority, Lancer Educational Student Housing LLC Ser 2007	5.625	06/01/33	441,155
400	California Statewide Communities Development Authority, Thomas Jefferson School Law Ser 2008 A	7.25	10/01/38	389,712
1,000	Carlsbad Assessment District #2002-2001, Poinsettia Lane East Ser 2005 A	5.20	09/02/35	880,970
1,000	Carlsbad Community Facilities District #3 Ser 2006	5.30	09/01/36	862,770
4,000	Golden State Tobacco Securitization Corporation, Asset Backed Ser 2007 A-1 (b)	5.125	06/01/47	2,987,242
485	Palm Springs, Palm Spring Int’l Airport Ser 2006 (AMT)	5.55	07/01/28	423,696
750	Quechan Indian Tribe FT Yuma Indian Reservation Ser 2008	7.00	12/01/27	720,682
750	Sacramento Financing Authority, Convention Center Hotel 1999 Ser A	6.25	01/01/30	787,215

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$12,000	Silicon Valley Tobacco Securitization Authority, Santa Clara Tobacco Securitization Corp Ser 2007	0.00%	06/01/56	$223,200

				9,236,106

	Colorado (3.2%)
1,000	Colorado Health Facilities Authority, Christian Living Communities Ser 2006 A	5.75	01/01/37	874,890
125	Colorado Housing Finance Authority 1998 Ser B-3	6.55	05/01/25	128,831
1,420	Copperleaf Metropolitan District #2 Ser 2006	5.85	12/01/26	1,173,573
2,000	Elk Valley Public Improvement Corporation Ser 2001 A	7.30	09/01/22	2,035,300

				4,212,594

	Connecticut (1.7%)
1,000	Mashantucket (Western) Pequot Tribe, Special 1997 Ser B (a)	5.75	09/01/27	894,290
1,500	Mohegan Tribe of Indians, Gaming Authority Ser 2001 (a)	6.25	01/01/31	1,371,300

				2,265,590

	District of Columbia (0.5%)
615	Metropolitan Washington Airports Authority, District of Columbia & Virginia, CaterAir International Corp Ser 1991 (AMT) (c)	10.125	09/01/11	615,252

	Florida (11.9%)
500	Alachua County, North Florida Retirement Village Ser 2007	5.25	11/15/17	467,330
700	Alachua County, North Florida Retirement Village Ser 2007	5.875	11/15/36	611,268
550	Brevard County Health Facilities Authority, Buena Vida Estates, Inc Ser 2007	6.75	01/01/37	528,836
2,735	Broward County, Professional Sports Facilities Refg Ser 2006 A (FSA-CR AMBAC Insd) (b)	5.00	09/01/23	2,818,817
1,000	Fiddlers Creek Community Development District # 1 Ser 2005	6.00	05/01/38	907,230
500	Fountainbleau Lakes Community Development District Ser 2007 B	6.00	05/01/15	458,790
500	Grand Bay at Doral Community Development District Ser 2007 A	6.00	05/01/39	386,435
500	Orange County Health Facilities Authority, Orlando Lutheran Towers Inc Ser 2005	5.70	07/01/26	444,310
1,000	Orange County Health Facilities Authority, Orlando Lutheran Towers Inc Ser 2007	5.50	07/01/38	820,040
2,000	Orange County Health Facilities Authority, Westminister	6.75	04/01/34	2,005,000
	Community Care Services Inc Ser 1999
1,000	Pinellas County Health Facilities Authority, Oaks of Clearwater Ser 2004	6.25	06/01/34	1,004,760

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$980	Renaissance Commons Community Development District 2005 Ser A	5.60%	05/01/36		$802,375
2,640	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Group (b)	5.00	08/15/32		2,502,350
1,000	St Johns County Industrial Development Authority, Glenmoor Ser 1999 A	8.00	01/01/10	(d)	1,096,120
600	Tolomato Community Development District, Special Assessment Ser 2007	6.55	05/01/27		586,986

					15,440,647

	Georgia (1.5%)
2,000	Atlanta, Eastside Ser 2005 B	5.40	01/01/20		1,904,500

	Hawaii (1.8%)
1,000	Hawaii Department of Budget & Finance, Kahala Nui 2003 Ser A	8.00	11/15/33		1,075,220
1,140	Hawaii State Ser 2008 DK (b)	5.00	05/01/23		1,208,098

					2,283,318

	Illinois (7.9%)
500	Bolingbrook, Sales Tax Ser 2005	6.25	01/01/24		487,545
1,000	Chicago, Lake Shore East Ser 2002	6.75	12/01/32		1,004,150
450	Hampshire Special Service Area # 18 Ser 2007 A	6.00	03/01/44		372,510
1,000	Illinois Finance Authority, Elmhurst Memorial Healthcare Ser 2008 A	5.625	01/01/37		967,610
1,000	Illinois Finance Authority, Landing at Plymouth Ser 2005 A	6.00	05/15/37		877,390
1,000	Illinois Finance Authority, Luther Oaks Ser 2006 A	6.00	08/15/39		884,920
1,000	Illinois Finance Authority, Montgomery Place Ser 2006 A	5.75	05/15/38		843,890
2,000	Illinois Health Facilities Authority, Smith Crossing Ser 2003 A	7.00	11/15/32		2,029,680
1,000	Illinois Health Facilities Authority, Villa St Benedict Ser 2003 A-1	6.90	11/15/33		758,100
750	Lincolnshire, Service Area #1-Sedgebrook Ser 2004	6.25	03/01/34		712,065
999	Pingree Grove Special Service Area # 7, Cambridge Lakes Ser 2006-1	6.00	03/01/36		886,073
550	Will-Kankakee Regional Development Authority, Senior Estates Supportive Living Ser 2007 (AMT)	7.00	12/01/42		525,602

					10,349,535

	Indiana (0.4)
525	Saint Joseph County, Holy Cross Village at Notre Dame Ser 2006 A	6.00	05/15/38		459,354

	Iowa (0.9%)
945	Iowa Health Facilities Development Financing Authority, Care Initiatives Ser 1996	9.25	07/01/11	(d)	1,133,754

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Kansas (2.4%)
$1,000	Olathe, Catholic Care Ser 2006 A	6.00%	11/15/38		$897,250
2,000	Overland Park Development Corporation, Convention Center Hotel Ser 2000 A	7.375	01/01/11	(d)	2,230,200

					3,127,450

	Louisiana (1.0%)
750	Lakeshore Villages Master Community Development District, Special Assessment Ser 2007	5.25	07/01/17		673,913
600	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Refg Ser 2007	6.375	12/01/34		565,272

					1,239,185

	Maine (0.4%)
500	South Berwick, Berwick Academy Ser 1998	5.55	08/01/23		494,730

	Maryland (3.7%)
2,000	Annapolis, Park Place Ser 2005 A	5.35	07/01/34		1,692,860
500	Maryland Industrial Development Financing Authority, Our Lady of Good Counsel High School Ser 2005 A	6.00	05/01/35		489,855
1,000	Maryland State Economic Development Corporation, Chesapeake Bay Conference Center Ser 2006 A	5.00	12/01/31		749,230
500	Maryland State Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2007 Ser A	5.30	01/01/37		397,595
1,500	Westminster, Caroll Lutheran Village Inc 2004 Ser A	6.25	05/01/34		1,446,060

					4,775,600

	Massachusetts (2.5%)
1,500	Massachusetts Development Finance Agency, Loomis Communities Ser 1999 A	5.75	07/01/23		1,500,060
1,350	Massachusetts Development Finance Agency, New England Center for Children Ser 1998	5.875	11/01/18		1,295,231
600	Massachusetts Development Finance Authority, Evergreen Center Ser 2005	5.50	01/01/35		520,032

					3,315,323

	Michigan (2.6%)
1,140	Detroit Sewage Disposal, Senior Lien Refg Ser 2001 C-2 (BHAC-FGIC Insd) (b)	5.25	07/01/29		1,176,172
600	Gaylord Hospital Financing Authority, Otsego Memorial Hospital Ser 2004	6.50	01/01/37		565,626
2,000	Michigan Tobacco Settlement Finance Authority Ser 2007 A	6.00	06/01/48		1,667,460

					3,409,258

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Minnesota (1.5%)
$750	Buffalo Central Minnesota Senior Housing Ser 2006 A	5.50%	09/01/33		$656,670
500	North Oaks Presbyterian Homes of North Oaks Ser 2007	6.125	10/01/39		468,260
1,000	St. Paul Housing & Redevelopment Authority, Rossy & Richard Shaller Ser 2007 A	5.25	10/01/42		814,890

					1,939,820

	Mississippi (0.3%)
400	Mississippi Business Finance Corporation, System Energy Resources, Inc. Ser 1998	5.875	04/01/22		387,972

	Missouri (2.2%)
450	Branson Regional Airport Transportation Development District Ser 2007 B (AMT)	6.00	07/01/37		363,802
2,000	Des Peres West County Center Ser 2002	5.75	04/15/20		1,928,440
130	Missouri Housing Development Commission, Homeownership GNMA/FNMA Collateralized 2000 Ser A-1 (AMT)	7.50	03/01/31		136,915
500	St Louis Industrial Development Authority, St. Andrews Resources for Seniors Ser 2007 A	6.375	12/01/41		457,730

					2,886,887

	Nevada (2.9%)
970	Clark County Special Improvement District #142, Mountain’s Edge Ser 2003	6.375	08/01/23		914,341
1,500	Henderson Catholic Health West Ser 2004 Ser A	5.625	07/01/24		1,518,465
675	Henderson Local Improvement District #T-18, Ser 2006	5.30	09/01/35		456,563
1,000	Nevada Department of Business & Industry, Las Vegas Monorail 2nd Tier Ser 2000	7.375	01/01/40		287,370
600	Sparks Local Improvement District # 3 Ser 2008	6.50	09/01/20		587,550

					3,764,289

	New Jersey (6.4%)
1,000	New Jersey Economic Development Authority, Cedar Crest Village Inc Ser 2001 A	7.25	11/15/11	(d)	1,150,510
1,500	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75	06/15/34		1,397,670
2,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.75	10/01/23		1,884,480
710	New Jersey Economic Development Authority, Lions Gate Ser 2005 A	5.75	01/01/25		658,163
500	New Jersey Economic Development Authority, The Presbyterian Home at Montgomery Ser 2001 A	6.375	11/01/31		476,890
1,000	New Jersey Economic Development Authority, United Methodist Homes of New Jersey Ser 1998	5.125	07/01/25		831,890

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,000	New Jersey Health Care Facilities Financing Authority, Raritan Bay Medical Center Ser 1994	7.25%	07/01/27	$1,980,500

				8,380,103

	New Mexico (0.7%)
1,150	Mariposa East Public Improvement District Ser 2006	6.00	09/01/32	960,929

	New York (5.6%)
1,800	Dutchess County Development Agency, St Francis Hospital Refg Ser 2004 A	7.50	03/01/29	1,917,828
1,000	Mount Vernon Industrial Development Agency, Meadowview at the Wartburg Ser 1999	6.15	06/01/19	981,790
1,500	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	1,522,680
2,000	New York City Industrial Development Agency, Brooklyn Navy Yard Cogeneration Partners LP Ser 1997 (AMT)	5.65	10/01/28	1,928,960
1,000	New York Liberty Development Corp, National Sports Museum, Ser 2006 A	6.125	02/15/19	887,880

				7,239,138

	North Carolina (0.6%)
400	North Carolina Medical Care Commission Health Care Facilities, Pennybyrn at Maryfield Ser 2005 A	6.125	10/01/35	355,168

450	North Carolina Medical Care Commission Retirement Facilities, Southminster Ser 2007 A	5.75	10/01/37	421,407

				776,575

	North Dakota (0.3%)
450	Ward County Health Care Facilities, Trinity Obligated Group Ser 2006	5.125	07/01/29	415,548

	Ohio (3.1%)
3,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Ser 2007 A-2	5.875	06/01/30	2,607,090
600	Centerville Health Care, Bethany Lutheran Village Continuing Care Facility, Ser 2007 A	6.00	11/01/38	521,280
700	Cuyahoga County Health Care and Independent Living Facilities, Eliza Jennings Senior Care Ser 2007 A	5.75	05/15/27	622,762
350	Tuscarawas County Hospital Facilities, Twin City Hospital Ser 2007	6.35	11/01/37	322,879

				4,074,011

	Oklahoma (1.2%)
550	Chickasaw Nation Health Systems Ser 2007	6.25	12/01/32	552,205

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Oklahoma Development Finance Authority, Comanche County Hospital 2000 Ser B	6.60%	07/01/31	$1,022,080

				1,574,285

	Pennsylvania (8.9%)
2,600	Allegheny County Development Authority, West Penn Ser 2007 A	5.375	11/15/40	1,824,758
500	Allegheny County Redevelopment Authority, Pittsburgh Mills Ser 2004	5.60	07/01/23	482,150
1,000	Bucks County Industrial Development Authority, Ann’s Choice Ser 2005 A	6.25	01/01/35	973,480
2,855	Chester County Industrial Development Authority, RHA/PA Nursing Home Inc Ser 1989	8.50	05/01/32	2,960,663
1,000	Harrisburg Authority, Harrisburg University of Science &Technology Ser 2007 B	6.00	09/01/36	935,290
1,000	Montgomery County Industrial Development Authority, Whitemarsh Community Ser 2005	6.25	02/01/35	902,440
1,000	Pennsylvania Economic Development Financing Authority, Reliant Energy Inc Ser 2001 A (AMT)	6.75	12/01/36	1,003,870
2,640	Pennsylvania Housing Finance Agency Ser 2007-100A (AMT) (b)	5.10	10/01/22	2,542,294

				11,624,945

	South Carolina (2.3%)
1,000	Myrtle Beach, Myrtle Beach Air Force Base Ser 2006	5.25	11/01/26	844,130
1,000	South Carolina Jobs – Economic Development Authority, Lutheran Homes Ser 2007	5.625	05/01/42	823,930
1,000	South Carolina Jobs – Economic Development Authority, Westley Commons Ser 2006	5.125	10/01/26	857,000
575	South Carolina Jobs – Economic Development Authority, Woodlands at Furman Ser 2007 A	6.00	11/15/37	507,340

				3,032,400

	Tennessee (1.5%)
1,000	Shelby County Health, Educational & Housing Facilities Board, Trezevant Manor Ser 2006 A	5.75	09/01/37	920,300
1,000	Shelby County Health, Educational & Housing Facilities Board, Village at Germantown Ser 2003 A	7.25	12/01/34	986,450

				1,906,750

	Texas (8.0%)
2,000	Austin Convention Enterprises Inc, Convention Center Hotel First Tier Ser 2000 A	6.70	01/01/11(d)	2,190,320
500	Austin Convention Enterprises Inc, Convention Center Hotel Second Tier Refg Ser 2006 B	5.75	12/01/34	441,350

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Brazos River Authority, Texas Utilities Electric Co Refg Ser 1999 A (AMT)	7.70%	04/01/33	$930,980
1,000	Decatur Hospital Authority, Wise Regional Health Ser 2004 A	7.125	09/01/34	1,017,180
1,000	HFDC Central Texas Inc, Legacy at Willow Bend, Ser 2006 A	5.75	11/01/36	831,660
1,000	Houston Health Facilities Development Corporation, Buckingham Senior Living Community Ser 2004 A	7.125	02/15/14(d)	1,211,070
1,000	Lubbock Health Facilities Development Corporation, Carillon Ser 2005 A	6.50	07/01/26	959,690
3,110	Texas Department of Housing and Community Affairs Ser 2007 B (AMT) (b)	5.15	09/01/27	2,891,896

				10,474,146

	Virginia (6.0%)
4,419	Chesterfield County Industrial Development Authority, Brandermill Woods Ser 1998	6.50	01/01/28	4,406,849
1,300	Lexington Industrial Development Authority, Ser 2007 A	5.50	01/01/37	1,090,830
2,250	Peninsula Ports Authority of Virginia, Baptist Homes Ser 2006 C	5.40	12/01/33	1,843,042
500	Peninsula Town Center Community Development Authority, Ser 2007	6.45	09/01/37	450,100

				7,790,821

	Washington (1.3%)
2,000	Washington Housing Finance Commission, Skyline at First Hill Ser 2007 A	5.625	01/01/38	1,755,300

	West Virginia (0.6%)
750	West Virginia Hospital Finance Authority, Thomas Health Ser 2008	6.50	10/01/38	718,965

	Wisconsin (1.4%)
1,750	Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospital Ser 2004 A	6.75	08/15/34	1,779,890

	Total Tax-Exempt Municipal Bonds (Cost $148,394,244)			139,926,415

NUMBER OF
SHARES (000)

	Short-Term Investment (e) (0.4%)
	Investment Company
510	Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio-Institutional Class (Cost $509,511)			509,511

	Total Investments (Cost $148,903,755)			140,435,926

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Portfolio of Investments -   August 31, 2008 (unaudited) continued

PRINCIPAL
AMOUNT IN
THOUSANDS			VALUE
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held (-9.7%)
$(12,620)	Notes with interest rates ranging from 1.83% to 2.04% at August 31, 2008 and contractual maturities of collateral ranging from 10/01/22 to 06/01/47 (see Note 1D) (f) (Cost (12,620,000))		$(12,620,000)

	Total Net Investments (Cost $136,283,755) (g)	98.2%	127,815,926
	Other Assets in Excess of Liabilities	1.8	2,368,611

	Net Assets	100.0%	$130,184,537

AMT	Alternative Minimum Tax.
(a)	Resale is restricted to qualified institutional investors.
(b)	Underlying security related to inverse floater entered into by the Fund (see Note 1D).
(c)	Joint exemption.
(d)	Prerefunded to call date shown.
(e)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio-Institutional Class.
(f)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at August 31, 2008.
(g)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,984,510 and the aggregate gross unrealized depreciation is $10,452,339, resulting in net unrealized depreciation of $8,467,829.

Bond Insurance:
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements

Statement of Assets and Liabilities
August 31, 2008 (unaudited)

Assets:
Investments in securities, at value (cost $148,394,244)	$139,926,415
Investments in affiliate, at value (cost $509,511)	509,511
Receivable for:
Interest	2,550,565
Investments sold	1,030
Dividends from affiliate	623
Prepaid expenses and other assets	14,677

Total Assets	143,002,821

Liabilities:
Floating rate note and dealer trusts obligations	12,620,000
Payable for:
Investment advisory fee	65,944
Administration fee	10,560
Transfer agent fee	3,154
Accrued expenses and other payables	118,626

Total Liabilities	12,818,284

Net Assets	$130,184,537

Composition of Net Assets:
Paid-in-capital	$145,465,034
Net unrealized depreciation	(8,467,829)
Accumulated undistributed net investment income	1,063,646
Accumulated net realized loss	(7,876,314)

Net Assets	$130,184,537

Net Asset Value Per Share
16,208,190 shares outstanding (unlimited shares authorized of $.01 par value)	$8.03

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements continued

Statement of Operations
For the six months ended August 31, 2008 (unaudited)

Net Investment Income:
Income
Interest	$4,587,356
Dividends from affiliate	6,335

Total Income	4,593,691

Expenses
Investment advisory fee	331,836
Administration fee	53,094
Shareholder reports and notices	33,552
Professional fees	29,581
Interest and residual trust expenses	18,425
Listing fees	9,622
Transfer agent fees and expenses	8,817
Trustees’ fees and expenses	4,111
Custodian fees	1,389
Other	15,438

Total Expenses	505,865
Less: expense offset	(1,351)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(353)

Net Expenses	504,161

Net Investment Income	4,089,530

Realized and Unrealized Gain (Loss):
Net Realized Loss	(2,159,169)
Net Change in Unrealized Appreciation/Depreciation	2,496,320

Net Gain	337,151

Net Increase	$4,426,681

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	AUGUST 31, 2008	FEBRUARY 29, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,089,530	$7,752,854
Net realized loss	(2,159,169)	(364,644)
Net change in unrealized appreciation/depreciation	2,496,320	(20,206,006)

Net Increase (Decrease)	4,426,681	(12,817,796)
Dividends to shareholders from net investment income	(4,133,089)	(7,994,980)
Decrease from transactions in shares of beneficial interest	—	(380,039)

Net Increase (Decrease)	293,592	(21,192,815)
Net Assets:
Beginning of period	129,890,945	151,083,760

End of Period (Including accumulated undistributed net investment income of $1,063,646 and $1,107,205, respectively)	$130,184,537	$129,890,945

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Financial Statements continued

Statement of Cash Flows
For the six months end August 31, 2008 (unaudited)

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations	$4,426,681
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized gain on investments	2,159,169
Net change in unrealized depreciation on investments	(2,496,320)
Amortization of premium	20,168
Accretion of discount	(56,129)
Cost of purchases of investments	(18,335,358)
Proceeds from sales of investments	17,435,260
Net sale of short-term investments	2,740,489
Increase in interest receivables and other assets	(120,342)
Decrease in accrued expenses and other payables	(12,649)

Total Adjustments	1,334,288

Net Cash Provided by Operating Activities	5,760,969

Cash Flows from Financing Activities:
Dividends paid	(4,133,089)
Net change in proceeds from floating rate note obligations	(2,235,000)

Net Cash Used for Financing Activities	(6,368,089)

Net Increase in Cash	(607,120)
Cash at the Beginning of the Period	607,120

Cash at the End of the Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$18,425

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Municipal Income Opportunities Trust II (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “Interest Income” and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption “Interest and residual trust expenses” on the Statement of Operations. The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At August 31, 2008, Fund investments with a value of $16,126,869 are held by the Dealer Trusts and serve as collateral for the $12,620,000 in floating rate note obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at August 31, 2008 are presented in the Portfolio of Investments.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

E. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes on August 30, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund’s average weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

3. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class. For the six months ended August 31, 2008, advisory fees paid were reduced by $353 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $6,335 for the six months ended August 31, 2008. During the six months ended August 31, 2008, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class aggregated $18,763,422 and $18,253,911, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2008 aggregated $17,335,358 and $17,321,290, respectively. In the aforementioned transactions are purchases of $1,718,247 with other Morgan Stanley funds.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended August 31, 2008, included in Trustees’ fees and expenses in the Statement of Operations amounted to $2,976. At August 31, 2008, the Fund had an accrued pension liability of $60,547 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

4. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

5. Dividends
The Fund declared the following dividends from net investment income:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE
July 08, 2008	$0.0425	September 19, 2008	September 26, 2008
October 14, 2008	$0.0435	October 24, 2008	October 31, 2008
October 14, 2008	$0.0435	November 21, 2008	November 28, 2008
October 14, 2008	$0.0435	December 19, 2008	December 26, 2008

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, February 28, 2006	16,319,790	$163,198	$146,265,346
Shares repurchased (weighted average discount 2.25%)+	(66,200)	(662)	(583,936)
Reclassification due to permanent book/tax differences	—	—	1,268

Balance, February 28, 2007	16,253,590	162,536	145,682,678
Shares repurchased (weighted average discount 5.27%)+	(45,400)	(454)	(379,585)
Reclassification due to permanent book/tax differences	—	—	(141)

Balance, February 29, 2008 and August 31, 2008	16,208,190	$162,082	$145,302,952

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a Dealer Trust in exchange for cash and residual interests in the Dealer Trust. These investments are typically used by

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”).

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

As of February 29, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and book amortization of discounts on debt securities.

9. Fair Valuation Measurements
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Morgan Stanley Municipal Income Opportunities Trust II
Notes to Financial Statements - August 31, 2008 (unaudited) continued

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s investments carried at value:

FAIR VALUE MEASUREMENTS AT AUGUST 31, 2008 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$127,815,926	$509,511	$127,306,415	—

10. Accounting Pronouncement
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not been determined.

11. Subsequent Event
Subsequent to August 31, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Fund’s investments since August 31, 2008.

Morgan Stanley Municipal Income Opportunities Trust II
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED FEBRUARY 28,
	AUGUST 31, 2008			2008(2)		2007	2006	2005	2004(2)
	(unaudited)

Selected Per Share Data:
Net asset value, beginning of period	$8.01			$9.30		$9.04	$8.78	$8.62	$8.37

Income (loss) from investment operations:
Net investment income(1)	0.25			0.48		0.49	0.50	0.48	0.49
Net realized and unrealized gain (loss)	0.03			(1.28)		0.27	0.23	0.15	0.25

Total income (loss) from investment operations	0.28			(0.80)		0.76	0.73	0.63	0.74

Less dividends from net investment income	(0.26)			(0.49)		(0.50)	(0.49)	(0.50)	(0.51)

Anti-dilutive effect of acquiring treasury shares(1)	0.00			0.00	(6)	0.00 (6)	0.02	0.03	0.02

Net asset value, end of period	$8.03			$8.01		$9.30	$9.04	$8.78	$8.62

Market value, end of period	$7.88			$8.15		$9.14	$8.77	$8.00	$8.09

Total Return(3)	(0.30)		%(7)	(5.67)%		10.15%	16.23%	5.38%	14.90%
Ratios to Average Net Assets:
Total expenses (before expense offset)	0.76%(5	)(8)		0.94%(4	)(5)	0.73%(4)	0.72%(4)	0.89%(4)	0.96%(4)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.73%(5	)(8)		0.73%(4	)(5)	0.71%(4)	0.72%(4)	0.89%(4)	0.96%(4)
Net investment income	6.11%(5	)(8)		5.36%(4	)(5)	5.30%(4)	5.56%(4)	5.62%(4)	5.87%(4)
Supplemental Data:
Net assets, end of period, in thousands	$130,185			$129,891		$151,084	$147,482	$148,169	$150,421
Portfolio turnover rate	12%(7)			25%		24%	15%	16%	11%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	For the year ended February 29.
(3)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class during the period. The rebate had an effect of less than 0.005%.
(6)	Includes anti-dilutive effect of acquiring treasury shares of less than $0.01.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust II
Shareholder Voting Results (unaudited)

On June 19, 2008, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	# of Shares
	For	Withheld	Abstain
Michael F. Klein	15,000,925	478,513	0
Michael E. Nugent	14,969,143	510,295	0
W. Allen Reed	14,998,425	481,013	0

Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’

Morgan Stanley Municipal Income Opportunities Trust II
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c)  2008 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Municipal Income
Opportunities Trust II
NYSE: OIB

Semiannual Report

September 30, 2008

OIBSAN
IU08-05339P-Y08/08

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

				(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
March 1, 2008 – March 31, 2008	0	0	N/A	N/A
April 1, 2008 – April 30, 2008	0	0	N/A	N/A
May 1, 2008 – May 31, 2008	0	0	N/A	N/A
June 1, 2008 – June 30, 2008	0	0	N/A	N/A
July 1, 2008 – July 31, 2008	0	0	N/A	N/A
August 1, 2008 – August 31, 2008	0	0	N/A	N/A
Total	0	0	N/A	N/A
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

2

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics – Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of
EX-99.CERT.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Income Opportunities Trust II

/s/ Randy Takian Randy Takian Principal Executive Officer October 23, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian Ronald E. Robison Principal Executive Officer October 23, 2008

/s/ Francis Smith Francis Smith Principal Financial Officer October 23, 2008

4